EXHIBIT 10.1

FIRST AMENDMENT TO SECOND AMENDED

AND RESTATED CREDIT AGREEMENT

This First Amendment to Second Amended and Restated Credit Agreement (as the same may from time to time be amended, restated, modified or otherwise supplemented, this “First Amendment”) is dated this 18th day of June, 2010 by and among Green Plains Grain Company LLC, a Delaware limited liability company (“IA Borrower”), Green Plains Grain Company TN LLC, a Delaware limited liability company (“TN Borrower”, together with IA Borrower and their successors and assigns, each a “Borrower” and collectively, the “Borrowers”), and First National Bank of Omaha, a national banking association (together with its successors and assigns, the “Lender”). Capitalized terms used herein and not otherwise defined have the meanings ascribed to them in the Credit Agreement (as defined below).

RECITALS

WHEREAS, Borrowers and Lender entered into that certain Second Amended and Restated Credit Agreement dated April 19, 2010 (as the same may from time to time be amended, restated, modified or otherwise supplemented, the “Credit Agreement”), pursuant to which Lender agreed to make loans to Borrowers; and

WHEREAS, Borrowers and Lender desire to amend and modify certain terms and conditions of the Credit Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

1. Section 2.1 of the Credit Agreement is hereby amended by deleting paragraph (d) in its entirety and substituting the following paragraph (d) in its place:

(d)	The term of the Revolving Credit Facility shall expire on August 1, 2011 (with respect to the Base Facility) and April 1, 2011 (with respect to the Seasonal Facility). All Revolving Credit Loans under the Revolving Credit Facility shall be repaid on or before the earlier of (i) August 1, 2011 (with respect to the Base Facility) or April 1, 2011 (with respect to the Seasonal Facility), as applicable, (ii) termination of the Revolving Credit Facility and (iii) termination of this Agreement (the earliest of such dates, the “Revolving Credit Maturity Date”). After the Revolving Credit Maturity Date, no further Advances under the Revolving Credit Facility shall be available from Lender. The term of the Term Loan Facility shall expire on August 1, 2013. Any Term Loan under the Term Loan Facility shall be repaid on or before the earlier of (i) August 1, 2013, (ii) termination of the Term Loan Facility and (iii) termination of this Agreement (the earliest of such dates, the “Term Loan Maturity Date”).

2. In connection with the execution of this First Amendment, and as a condition precedent hereto, Borrowers shall execute and deliver to Lender the following on the date hereof:

(a)	A First Amendment to Second Amended and Restated Term Loan Note dated June 18, 2010 from Borrowers to Lender (as the same may from time to time be amended, restated, modified or otherwise supplemented, the “First Term Loan Note Amendment”), amending the First Amended and Restated Term Loan Note dated April 19, 2010 from Borrowers to the order of Lender (as the same may from time to time be amended, restated, modified or otherwise supplemented, the “Original Term Loan Note”). The First Term Loan Note Amendment is incorporated herein by reference, made a part hereof and shall be substantially in the form of Exhibit A attached hereto. References to “Term Loan Note” in the Credit Agreement are hereby amended so that such term includes the Original Term Loan Note, the First Term Loan Note Amendment and any amendments, modifications or replacements of the same.

(b)	Such resolutions, certificates, written opinions of Borrowers’ independent counsel and other instruments, documents, agreements, information and reports as may be reasonably requested by Lender, in form and substance reasonably satisfactory to Lender.

3. Borrowers hereby represent and warrant that no Event of Default or Unmatured Event of Default has occurred and continues to exist under the Credit Agreement and the other Loan Documents and that all representations and warranties in the Credit Agreement and the other Loan Documents are reaffirmed to be true and correct as of the date hereof, which representations and warranties shall survive execution of this First Amendment.

4. Borrowers have previously delivered to Lender all of the relevant organizational and governing documents and agreements of Borrowers and all such documents and agreements remain in full force and effect and have not been amended or modified since they were delivered to Lender.

5. Borrowers shall be responsible for paying all Expenses incurred by Lender in connection with this First Amendment pursuant to Section 8.5 of the Credit Agreement.

6. Except as specifically amended herein, the Credit Agreement shall remain in full force and effect as originally executed. Except for any specific waiver set forth in this First Amendment, nothing herein shall be deemed to be a consent to a waiver or amendment of any covenant or agreement contained in the Credit Agreement or the other Loan Documents and all such other covenants and agreements contained in the Credit Agreement and the other Loan Documents are hereby confirmed and ratified in all respects and shall remain in full force and effect in accordance with their respective terms.

7. This First Amendment shall be binding on the successors and assigns of the parties hereto.

8. This First Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this First Amendment as of the day and year first set forth above.

BORROWERS:

Green Plains Grain Company LLC

By:	/s/ Jerry Peters
Name:	Jerry Peters
Title:	Chief Financial Officer

Green Plains Grain Company TN LLC

By:	/s/ Jerry Peters
Name:	Jerry Peters
Title:	Chief Financial Officer

Lender:

First National Bank of Omaha

By:	/s/ Kenneth Feaster
Name:	Kenneth Feaster
Title:	Vice President

EXHIBIT A

First Term Loan Note Amendment